CULLEN EMERGING MARKETS HIGH DIVIDEND FUND
Retail Class	Class I	Class C
CEMDX	CEMFX	CEMGX

SUMMARY PROSPECTUS

October 28, 2014

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus and statement of additional information, each dated October 28, 2014 and most recent annual report to shareholders, dated June 30, 2014 are all incorporated by reference into this Summary Prospectus. All this information may be obtained at no cost either: online at www.cullenfunds.com or by calling Cullen Funds at 1-877-485-8586.

INVESTMENT OBJECTIVE

The Cullen Emerging Markets High Dividend Fund (the “Emerging Markets High Dividend Fund” or the “Fund”) seeks current income and long-term capital appreciation. Capital appreciation is a primary objective and current income is a secondary objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Emerging Markets High Dividend Fund.

Shareholder Fees (fees paid directly from your investment)

	Retail Class	Class C	Class I
Redemption Fee (as a percentage of amount redeemed)[a]	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Class C	Class I
Management Fee	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[b]	0.64%	0.64%	0.64%
Acquired Fund Fees & Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[c]	1.90%	2.65%	1.65%
Less Expense Reduction/Reimbursement[d]	-0.64%	-0.64%	-0.64%
Net Annual Fund Operating Expenses	1.26%	2.01%	1.01%

[a]	You will be charged a 2% redemption fee if you redeem or exchange shares of the Emerging Markets High Dividend Fund within seven (7) days of purchase. The redemption fee is payable to the Emerging Markets High Dividend Fund and is intended to benefit the remaining shareholders by reducing the cost of short term trading. The Emerging Markets High Dividend Fund’s Transfer Agent charges a $15 wire redemption fee to shareholders who elect to redeem by wire transfer.

[b]	Other expenses, which include custodian, transfer agency, shareholder servicing plan fees and other customary fund expenses, are based on actual amounts from the Emerging Markets High Dividend Fund’s statement of operations for its most recently completed fiscal year.

[c]	The Total Annual Operating Expenses in the table above may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Emerging Markets High Dividend Fund and does not include Acquired Fund Fees and Expenses.

[d]	Cullen Capital Management LLC (the “Adviser”) has contractually agreed to limit the Net Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses (“AFFE”), interest, taxes and extraordinary expenses) to not more than 1.25% for Retail Class shares, 2.00% for Class C shares and 1.00% for Class I shares through October 31, 2015. The Adviser may, due to a recapture provision of the written expense limitation and reimbursement agreement (the “Agreement”), recapture any expenses or fees it has reduced or reimbursed within a three-year period from the date of reimbursement, provided that recapture does not cause the Emerging Markets High Dividend Fund to exceed existing expense limitations. The Agreement to limit the Net Annual Operating Expenses may not be terminated by either the Emerging Markets High Dividend Fund or the Adviser prior to its termination date.

SUMMARY PROSPECTUS October 28, 2014

Cullen Emerging Markets High Dividend Fund

Expense Example

This example is intended to help you compare the cost of investing in the Emerging Markets High Dividend Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Emerging Markets High Dividend Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the Emerging Markets High Dividend Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
Retail Class	$128	$535	$966	$2,167
Class C	$204	$763	$1,347	$2,932
Class I	$103	$458	$836	$1,898

*	The Expense Example amounts assume that the expense limitation and reimbursement agreement remains in effect only through October 31, 2015. Thus, the 3 year, 5 year and 10 year examples reflect expense limitation and reimbursement only for the first year.

PORTFOLIO TURNOVER

The Emerging Markets High Dividend Fund pays transaction costs, such as commissions, when it buys and sells securities (“portfolio turnover”). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Emerging Markets High Dividend Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Emerging Markets High Dividend Fund’s performance. During the most recent fiscal year, the Emerging Markets Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Emerging Markets High Dividend Fund invests, under normal circumstances, at least 80% of its net assets in high-dividend paying securities of companies across all capitalizations that are organized in, maintain at least 50% of their assets in, or derive at least 50% of their revenues from, emerging market countries. As a point of comparison, a high dividend paying common stock that the Emerging Markets High Dividend Fund would invest in would generally have a dividend yield greater than the average dividend yield of the equity securities in the MSCI Emerging Markets Index.

An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a relatively low to middle economy. In selecting stocks, the Emerging Market High Dividend Fund’s portfolio managers select companies that have growth potential, focusing on companies across all capitalizations. The Fund’s holdings may include issues denominated in currencies of emerging countries, investment companies (like country funds) which invest in emerging countries, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar instruments (ADRs, EDRs and GDRs are hereinafter collectively referred to as “depositary receipts”), and similar types of investments representing emerging markets securities. The Emerging Markets High Dividend Fund may use derivative instruments, such as structured notes, futures, options and swap agreements, to gain or hedge exposure. The Emerging Markets High Dividend Fund may invest in securities issued by other investment companies, including exchange-traded funds (“ETFs”), and may also invest in money market funds.

The Emerging Markets High Dividend Fund intends to diversify its investments across different countries, but the percentage of the Emerging Markets High Dividend Fund’s assets invested in particular countries or regions will change from time to time based on the Adviser’s judgment.

3

However, the Fund will not have more than 30% of its total assets invested as at the time of purchase in securities of any one country.

The Emerging Markets High Dividend Fund generally invests substantially all of its assets in common stocks and depositary receipts but can invest in other equity securities, which can include convertible debt, exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights, equity interests in real estate investment trusts (REITs), equity interests in master limited partnerships (MLPs), and preferred stocks. The Emerging Markets High Dividend Fund invests roughly the same amount of its assets in each position in the portfolio at the time of original purchase, although the portfolio is not systematically rebalanced. This approach avoids the overweighting of any individual security being purchased. The Adviser may sell portfolio stocks when they are no longer attractive based on their growth potential, dividend yield or price.

The Emerging Markets High Dividend Fund will not engage in derivatives except to the extent that the writing of covered call options is deemed to involve derivatives.

PRINCIPAL RISKS

Like all investments, investing in the Emerging Markets High Dividend Fund involves risks, including the risk that you may lose part or all of the money you invest.

General Stock Risks. The Emerging Markets High Dividend Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance through its investment in the stock market. Periods of poor performance and declines in value of the Emerging Markets High Dividend Fund’s underlying equity investments can be caused, and also be further prolonged by other factors confronting the global economy such as declining consumer and business confidence, malfunctioning credit markets, increased unemployment, reduced levels of capital expenditures, fluctuating commodity prices, bankruptcies, and other circumstances, all of which can individually and collectively have direct effects on the valuation and/or earnings power of the companies in which the Emerging Markets High Dividend Fund invests. Stock markets worldwide have experienced significant volatility in recent periods as a result of market participants reacting to economic data and market indicators that have contradicted previous assumptions and estimates. At times, these reactions have created scenarios where investors and traders have redeemed their investments/holdings en masse thereby creating additional and often significant downward price pressure than might be experienced in less volatile periods. Market participants’ views on the valuation and/or earnings power of a company and the overall state of the economy can cause similar significant short-term and long-term volatility in the value of the Emerging Markets High Dividend Fund’s shares. As a result, you could lose money investing in the Emerging Markets High Dividend Fund.

Foreign Securities Risks. Foreign investments involve additional risks, which include currency exchange-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. More specific risks include:

¡	future political and economic developments,
¡	the imposition of foreign withholding taxes on dividend and interest income payable on the securities,
¡	the possible establishment of exchange controls,
¡	the possible seizure or nationalization of foreign investments, and
¡	the adoption of other foreign governmental restrictions which might adversely affect the payment of amounts due with respect to such securities.

SUMMARY PROSPECTUS October 28, 2014

Cullen Emerging Markets High Dividend Fund

You may lose money by investing in the Emerging Markets High Dividend Fund if any of the following occur:

¡	foreign stock markets decline in value,
¡	the Emerging Markets High Dividend Fund has difficulty selling smaller capitalization or emerging market stocks during a market due to lower liquidity,
¡	the value of a foreign currency declines relative to the U.S. dollar, or
¡	political, social or economic instability in a foreign country causes the value of the Emerging Markets High Dividend Fund’s investments to decline.

Risk of Investing in Emerging Market Countries. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse, less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price and may be particularly sensitive to certain economic changes.

There may be less government supervision and regulation of foreign securities and currency markets, trading systems and brokers in certain foreign markets as compared to the United States, which may increase the Emerging Markets High Dividend Fund’s regulatory and compliance burden and/or decrease the Emerging Markets High Dividend Fund’s investors rights and protections. Information about securities may not be as readily available as in the United States because foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Emerging Markets High Dividend Fund. Differences in the legal system between foreign governments and the United States may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance public spending programs that cause large deficits. Often, interest payments on such government debt, representing a large percentage of total GDP, has become too burdensome for governments within emerging markets to meet. Some governments within emerging markets have been forced to seek a restructuring of their loan and/or bond obligations and have declared a temporary suspension of interest payments or have defaulted. These events have affected adversely the values of securities issued by governments within emerging markets and companies in emerging markets countries and have impacted negatively both the present cost of borrowing and their ability to borrow in the future.

Small- and Medium-Capitalization Companies Risks. The Emerging Markets High Dividend Fund may invest in the stocks of small- and medium-capitalization companies. Small- and medium-capitalization companies often have greater price volatility, less liquidity, narrower markets and limited managerial and financial resources compared to those of larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business reversals, which could increase the volatility of the Emerging Markets High Dividend Fund’s portfolio.

Value Style Investing Risks. Different types of equity investment strategies tend to shift in and out of favor depending on market and economic conditions, and the performance resulting from the Emerging Markets High Dividend Fund’s “value” investment style may sometimes be lower than that of equity funds following other styles of investment.

5

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, which will reduce the value of investments denominated in those currencies held by the Emerging Markets High Dividend Fund.

Market Disruptions Risk; Sovereign Debt Crises Risks. Beginning in 2008 and continuing through much of 2009 and 2010, the global financial markets underwent pervasive and fundamental disruptions, resulting in substantial declines in valuation and liquidity in the global capital markets. This global market turmoil, combined with a global reduction in the availability of credit, has led to an increased level of commercial and consumer delinquencies and contributed to a lack of consumer confidence, increased market volatility and reduction of business activity generally. The resulting economic pressure on consumers and lack of confidence in the financial markets also adversely affected the equity markets. Consumer and business confidence remains fragile and subject to possible reversal for a variety of reasons, including high and growing debt levels by many consumers, business institutions and governments in the United States, certain countries in Europe and elsewhere around the world, and continued weakness in global job markets. The securities of the United States, as well as several countries across Europe and Asia, have in recent years been, or are at risk of being, downgraded, and sovereign debt crises have persisted in certain countries in those regions. These events and circumstances could result in further market disruptions that could adversely affect financial markets on a global basis.

Government Intervention Risk. The global financial markets have in the past few years gone through pervasive and fundamental disruptions which have led to extensive and unprecedented governmental intervention. Such intervention has in certain cases been implemented on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions. In addition, these interventions have typically been unclear in scope and application, resulting in confusion and uncertainty which in itself has been materially detrimental to the efficient functioning of the markets as well as previously successful investment strategies.

In response to the recent financial crises, the Obama Administration and the U.S. Congress proposed sweeping reform of the U.S. financial regulatory system. After over a year of debate, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) became law in July 2010. Because many provisions of the Dodd-Frank Act require rulemaking by the applicable regulators before becoming fully effective and the Dodd-Frank Act mandates multiple agency reports and studies (which could result in additional legislative or regulatory action), it is difficult to predict the impact of the Dodd-Frank Act on the Emerging Markets High Dividend Fund, the Adviser and the markets in which they trade and invest. The Dodd-Frank Act could result in certain investment strategies in which the Emerging Markets High Dividend Fund engages or may have otherwise engaged becoming non-viable or non-economic to implement.

PERFORMANCE INFORMATION

The following performance information shows the total return of the Emerging Markets High Dividend Fund on a calendar year-to-date basis, and the table shows the Emerging Markets High Dividend Fund’s average annual total return over time compared with a broad-based market index. The table assumes that all dividends and distributions are reinvested in the Emerging Markets High Dividend Fund and, by comparing the Fund’s performance with a broad measure of market performance, gives some indication of the risks of an investment in the Fund. The Emerging Markets High Dividend Fund’s past performance, before and after taxes, is not necessarily an indication of how the Emerging Markets High Dividend Fund will perform in the future.

Updated performance information is available at www.cullenfunds.com or by calling 1-877-485-8586.

SUMMARY PROSPECTUS October 28, 2014

Cullen Emerging Markets High Dividend Fund

Year-by-Year Total Return as of December 31, 2013

The Emerging Markets High Dividend Fund’s 2014 year-to-date total return through September 30, 2014 was 3.87%.

BEST AND WORST QUARTER RETURNS (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	4.56%	Q4/2013
Lowest Return	-4.39%	Q2/2013

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

		Since
EMERGING MARKETS HIGH DIVIDEND FUND, RETAIL CLASS	1 Year	Inception(1)
Returns before taxes	4.23%	9.60%
Returns after taxes on distributions(2)	3.83%	9.17%
Returns after taxes on distributions and sale of Fund shares	2.69%	7.28%
EMERGING MARKETS HIGH DIVIDEND FUND, CLASS I
Returns before taxes	4.36%	9.83%
EMERGING MARKETS HIGH DIVIDEND FUND, CLASS C
Returns before taxes	3.40%	8.72%
MSCI Emerging Markets Stock Index (reflects no deduction for fees, expenses or taxes)	-2.60%	6.70%

(1)	The Emerging Markets High Dividend Fund commenced operations on September 1, 2012. The returns for the index have been calculated since the inception date of each class.

(2)	After-tax returns are shown for Retail Class shares only. After-tax returns for Class C and Class I shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

INVESTMENT ADVISER

Cullen Capital Management LLC serves as the Adviser to the Emerging Markets High Dividend Fund.

PORTFOLIO MANAGERS

James P. Cullen, the Adviser’s Chairman and Chief Executive Officer and controlling member, has been co-portfolio manager of the Emerging Markets High Dividend Fund since it commenced operations on September 1, 2012. He is also a founder of Schafer Cullen Capital Management,

7

Inc., a registered investment adviser, and has been its Chairman and Chief Executive Officer since December 1982.

Rahul D. Sharma has served as a co-portfolio manager for the Emerging Markets High Dividend Fund since it commenced operations on September 1, 2012. Mr. Sharma has worked for the Adviser since May 2000.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Emerging Markets High Dividend Fund on days the NYSE is open for trading by written request to the addresses below, by wire transfer, by telephone at 1-877-485-8586 or through any broker/dealer organization that has a sales agreement with the Fund’s distributor. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

Regular mail: Cullen Funds, P.O. Box 13584, Denver, Colorado 80201

Overnight mail: Cullen Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203

The Emerging Markets High Dividend Fund accepts investment in the following minimum amounts:

Share Class	Initial	Additional
Retail Class-Regular Accounts	$1,000	$100
Retail Class-IRAs and UGMA/UTMA Accounts, Simple IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan and Profit Sharing Plan Accounts	$250	$50
Class C-Regular Accounts	$1,000	$100
Class C-IRAs and UGMA/UTMA Accounts, Simple IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan and Profit Sharing Plan Accounts	$250	$50
Class I	$1,000,000	$100

¡	A registered investment adviser may aggregate all client accounts investing in Class I shares of the Emerging Markets High Dividend Fund to meet the investment minimum.
¡	If you use an Automatic Investment Plan (“AIP”) for a regular account for the Retail Class or Class C shares, the initial investment minimum to open an account is $50 and the additional investment minimum is $50.
¡	If you use an Automatic Investment Plan for a custodial or retirement plan account for the Retail Class or Class C shares, the initial investment minimum to open an account as well as the monthly additional investment amount is $25.

TAX INFORMATION

The Emerging Markets High Dividend Fund’s distributions to you are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Emerging Markets High Dividend Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Emerging Markets High Dividend Fund and/ or its Adviser may pay the intermediary for the sale of Emerging Markets High Dividend Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Emerging Markets High Dividend Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY PROSPECTUS October 28, 2014